Accounts Receivable - net (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accounts Receivable, Net, Current, Total	$ 39,021	$ 40,719
Trade Accounts Receivable [Member]
Accounts Receivable, Gross, Current	40,733	42,423
Allowance for doubtful accounts	(2,415)	(2,571)
Accounts Receivable, Net, Current, Total	38,318	39,852
Other Receivables [Member]
Accounts Receivable, Net, Current, Total	$ 703	$ 867